Capital disclosures - Ratio of Net Debt to Fund Flows Operations (Details) $ in Thousands	Dec. 31, 2021 CAD ($)	Dec. 31, 2020 CAD ($)	Dec. 31, 2019 CAD ($)
Capital disclosures
Long-term debt	$ 1,651,569	$ 1,933,848	$ 1,924,665
Adjusted working capital deficiency	(9,284)	(35,258)
Unrealized FX on swapped USD borrowings	(16,067)	40,219
Current liabilities	746,813	433,128
Current assets	(472,845)	(260,993)
Net debt	$ 1,644,786	$ 2,009,325
Ratio of net debt to fund flows from operations	1.79	4.00